Exhibit 10.1
Loan No. 1013159

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

    THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) dated as of August 25, 2025 is entered into by and among RPT TERRA NOVA PLAZA, LLC, RPT LOUDOUN GATEWAY I, LLC, RPT PALMETTO LAKES, LLC, RPT HIALEAH II, LLC, and RPT 1109 COMMERCE BOULEVARD, LLC, each a Delaware limited liability company (individually or collectively, “Borrower,” and with such term meaning ”any Borrower,” “each Borrower,” “a Borrower,” “every Borrower” or “all Borrowers,” as the context indicates, as determined by Administrative Agent in its reasonable discretion), each of the financial institutions a signatory hereto together with their successors and assignees under Section 14.13 of the Loan Agreement (as defined below) (collectively, the “Lenders”), and Wells Fargo Bank, National Association (“Administrative Agent”).

RECITALS

A.Pursuant to the terms of that certain Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents, dated as of January 27, 2023, by and among certain Borrowers, Lenders and Administrative Agent (as amended pursuant to that certain First Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of July 18, 2023 (the “First Amendment”), as further amended pursuant to that certain Second Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of October 11, 2023 (the “Second Amendment”), as further amended pursuant to that certain Third Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of December 27, 2023 (the “Third Amendment”), as further amended pursuant to that certain Fourth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents dated as of November 13, 2024 (the “Fourth Amendment”), collectively, the “Loan Agreement”), Lenders have made a Revolving Loan (as defined in the Loan Agreement) to Borrowers in the original maximum principal amount of One Hundred Twenty Million Dollars ($120,000,000) (the “Loan”). The Loan is evidenced by one or more Promissory Notes made by certain of the Borrowers and payable to the order of the Lenders, in the aggregate maximum principal amount of the Loan (as amended, restated or replaced from time to time, collectively, the “Note”) and is further evidenced and secured by certain other documents described in the Loan Agreement as Loan Documents.

B.The Loan Agreement is secured by the Security Deeds (as defined in the Loan Agreement) (collectively, as amended prior to the date hereof, the “Security Instruments”).

C.The real property which is the subject of each of the Security Instruments is referred to hereinafter, collectively, as the “Property”.

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D.RREEF Property Trust, Inc., a Maryland corporation (“Guarantor”) previously executed and delivered to Administrative Agent that certain Guaranty Agreement, dated as of March 6, 2015, which is being amended and restated in its entirety pursuant to that certain Amended and Restated Guaranty Agreement dated as of the date hereof (the “Guaranty”).

E.Certain Borrowers and Guarantor (in such capacity, individually and collectively, “Indemnitor”) have previously executed and delivered to Administrative Agent that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as amended prior to the date hereof and joined into by certain other Borrowers, the “Indemnity”).

F.The Note, the Loan Agreement, the Security Instruments, the Guaranty, Indemnity, this Agreement and the other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto pursuant to the terms hereof or otherwise, are collectively referred to hereinafter as the “Loan Documents”.

G.By this Agreement, Borrowers, Administrative Agent and Lenders intend to modify and/or amend certain terms and provisions of the Loan Documents as of the Effective Date, hereinafter defined.

    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders agree, subject to the terms and conditions of this Agreement, as follows:

1.CONDITIONS PRECEDENT. Administrative Agent’s and Lenders’ obligations under this Agreement are subject to the satisfaction of each and every one of the following conditions precedent:

1.1There shall exist no Default or Event of Default, as defined in any of the Loan Documents.

1.2Receipt and approval by Administrative Agent of an executed original of this Agreement and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Agreement or any of the other Loan Documents or as otherwise required by Administrative Agent, each in form and content acceptable to Administrative Agent.

1.3Reimbursement to Administrative Agent by Borrowers of Administrative Agent’s and Lenders’ costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, whether such services are furnished by Administrative Agent’s employees or agents or by independent contractors, including, without limitation, reasonable attorneys’ fees, documentation costs and charges.

1.4The representations and warranties contained in this Agreement are true and correct.

1.5All payments due and owing to Administrative Agent and Lenders under the Loan Documents have been paid current as of the Effective Date of this Agreement.

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1.6As of the date hereof and except as modified hereby, Borrowers are in compliance in all material respects with all terms, covenants and conditions of the Loan Agreement, including, without limitation, all financial and reporting covenants and requirements.

2.REPRESENTATIONS AND WARRANTIES. As a material inducement to Administrative Agent’s and Lenders’ entry into this Agreement, Borrowers represent and warrant to Administrative Agent and Lenders as of the Effective Date and continuing thereafter that:

2.1Formation and Organizational Documents. Each Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of such Borrower (and the partners, members, managers or joint venturers of such Borrower (if any)), and Guarantor (and the partners, members, managers or joint venturers of all such Guarantors (if any)). Borrowers hereby certify that: (i) the above documents are all of the relevant formation and organizational documents of Borrowers and Guarantor; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

2.2Full Force and Effect. The Note and other Loan Documents, as amended hereby and by the Note, are in full force and effect without any defense, counterclaim, right or claim of set-off; all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

2.3No Default. After giving effect to this Amendment, no Default or Event of Default (as defined in the any of the Loan Documents), breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any Security Instrument or any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true and correct, except to the extent such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances expressly permitted by the Loan Agreement.

2.4Title to the Property. Since the recordation date of each Security Instrument, each Borrower has not further encumbered its respective Property, including, without limitation, by entering into any deed of trust, deed to secure debt or mortgage, ground lease, and/or any option to purchase or right of first refusal with respect to any Property.

2.5Intervening Liens. The lien of each Security Instrument is a first lien on the property described therein and covered thereby and that this Agreement will not cause intervening liens to become prior to the lien of any Security Instrument. If any intervening lien exists or hereafter arises, the applicable Borrower shall cause the same to be released or subordinated to the lien of the applicable Security Instrument, without limiting any other right or remedy available to Administrative Agent. No Borrower has any legal or equitable claim against any mortgagor, trustor or grantor named in any Security

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Instrument which would be prior to the lien of the Security Instrument, or which would entitle such Borrower to a judgment entitling such Borrower to an equitable lien on all or any portion of that property prior in lien to any Security Instrument.

2.6Insurance. Borrower has renewed all insurance for each Property as required pursuant to the terms of the Loan Agreement, providing substantially the same levels of coverage as the policies most recently provided to the Lender for review prior to the date hereof.

3.Intentionally omitted.

4.MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

4.1Defined Terms.

(a)Section 1.1 of the Loan Agreement is hereby amended to amend and restate each of the following terms in their entirety as follows:

“Borrowing Base Value” means:

(a)prior to the Borrower Base Value Trigger Date, the lesser of: (a) an amount equal to sixty-five percent (65%) of the aggregate Appraised Values of all of the Borrowing Base Properties; and (b) the maximum amount of aggregate Loan proceeds that would result in a Testing Debt Yield that is equal to the Testing Debt Yield Hurdle; and

(b)From and after the Borrower Base Value Trigger Date, the sum of:

(i) with respect to the Property owned by RPT Loudoun Gateway I, LLC, a Delaware limited liability company (which is commonly known as Loudoun Gateway I), the Loudoun Borrowing Base Value; and

(ii) with respect to each other Property, the lesser of: (a) an amount equal to sixty-five percent (65%) of the aggregate Appraised Values of such other Properties; and (b) the maximum amount of aggregate Loan proceeds that would result in a minimum Testing Debt Service Coverage Ratio that is equal to the Testing DSCR Hurdle.

"Gross Operating Income” means the sum of any and all amounts, payments, fees rentals, additional rentals, expense reimbursements (including all reimbursements by tenants, lessees, licensees and other users of the Property and improvements on the Property), discounts or credits to Borrower, income, interest and other monies directly or indirectly received by or on behalf of or credited to Borrower from any Person with respect to Borrower’s ownership, use, development, operation, leasing, franchising, marketing or licensing of the Property and improvements, including from parking operations.

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“Limited Guaranty” means the Amended and Restated Guaranty Agreement executed and delivered by Guarantor dated as of August 25, 2025, as the same may be amended, restated or modified from time to time with the prior written approval of Administrative Agent.

“Major Lease” means: (a) any Tenant Leases (or any group of Tenant Leases to Affiliated tenants) that in the aggregate account for ten percent (10%) or more of the sum of Testing Gross Revenue and Testing Recovery Income; and (b) the Northrop Grumman Lease.

“Maturity Date” means the earliest of: (a) April 1, 2028; and (b) the date on which the Loan is accelerated following an Event of Default.

“Minimum Tangible Net Worth Amount” means an amount greater than or equal to the sum of: (a) $125,000,000.00; plus (b) an amount equal to 80% of the aggregate amount of Net Proceeds from Equity Issuances received by Guarantor since June 30, 2025. Minimum Tangible Net Worth Amount shall be recalculated by Administrative Agent at the end of each calendar quarter upon receipt of each Compliance Certificate described in Section 9.1(k)(vii) below.

“Tangible Net Worth” means, as of a given date, the difference between: (a) the aggregate value of the following assets of Guarantor as of such date, i.e., cash, investment securities, investment loans, real estate, and current receivables (excluding straight line rent), in each case as determined on a cost basis, except for investment loans which shall be included at amortized cost, and except for real estate assets, the value of which shall be the lesser of: (i) the independent appraised value of each such real estate asset as determined by Guarantor's independent valuation advisor or other independent advisor (the “Current Fair Value”) and (ii) the adjusted cost of such real estate asset, where the “adjusted cost” of a real estate asset shall be the greater of (xx) ninety-five percent (95%) of the Current Fair Value, and (yy) the actual cost of the real estate asset; and (b) Guarantor's aggregate liabilities as of such date, as determined on a GAAP basis, but excluding (x) intangible liabilities related to real estate, (y) the accrual for future trailing fees and (z) the consolidation effect of any investment loans.

“Testing Gross Revenue” means an amount equal to all Gross Operating Income pursuant to Qualifying Leases projected to be received by Borrower for the twelve (12) months following the date of determination, as determined by Borrower and reasonably approved by Administrative Agent based on an operating budget and other supporting materials reasonably satisfactory to Administrative Agent, excluding amounts properly includable in Testing Recovery Income. Testing Gross Revenue shall deduct therefrom all credits or refunds to tenants and occupants, proceeds of insurance (except for business

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interruption insurance), proceeds of sales of depreciable property and proceeds of condemnation. For the avoidance of doubt, if the tenant under a Qualifying Lease has not yet commenced base rental payments but: (i) is in actual occupancy of its space; (ii) has commenced paying regular and customary CAM expenses in accordance with its Qualifying Lease; and (iii) is contractually obligated to commence regular rental payments within six (6) months following the applicable date of determination pursuant to its Qualifying Lease, then all Gross Operating Income projected to be received by Borrower with respect to such Qualifying Lease for the twelve (12) months following the date of determination shall be included in Testing Gross Revenue as set forth above. Further, if a Tenant Lease is scheduled to expire prior to the end of the twelve (12) months following the date of determination and has not yet been renewed or extended beyond twelve (12) months following the date of determination, but is still a Qualifying Lease as of the date of determination, then such Tenant Lease shall be assumed to continue until the end of the twelve (12) months following the date of determination with a monthly rent amount equivalent to the monthly rent amount in effect as of the scheduled termination date of such Tenant Lease. Testing Gross Revenue shall be subject to Administrative Agent’s reasonable review, adjustment and approval consistent with Administrative Agent’s standard practices. Any amounts held in any accounts or reserves shall not be credited as or deemed to constitute, either Testing Gross Revenue or a prepayment of the Loans, or otherwise be taken into account for purposes of calculating Testing Debt Yield.

“Testing NOI” means an amount equal to: (a) Testing Gross Revenue; plus (b) Testing Recovery Income; minus (c) Testing Operating Expenses, adjusted to remove the straight lining of rents, subject to Administrative Agent’s reasonable review, adjustment and approval consistent with Administrative Agent’s standard practices. Notwithstanding the foregoing, with respect to any new Borrowing Base Property added pursuant to Section 2.18 hereof, Testing NOI for such Borrowing Base Property shall, until the first Testing Date occurring after one full calendar quarter of ownership of such Borrowing Base Property by the applicable Borrower, be determined by Administrative Agent in its reasonable discretion based on the information contained in the applicable Proforma NOI Schedule. Testing Operating Expenses during this period will be derived by annualizing the Permitted Operating Expenses applicable for such period.

“Testing Operating Expenses” means, as of any determination date, an amount equal to actual Permitted Operating Expenses of the Borrowing Base Properties for the immediately prior four (4) calendar quarters ending on the determination date, as set forth in the certified operating statements provided by Borrower to Administrative Agent pursuant to Section 9.1(k), which amount shall be normalized and annualized in a manner reasonably acceptable to Administrative Agent, and which calculation of operating expenses shall also include (without

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duplication of the actual expenses incurred): (i) management fees in an amount equal to the greater of: (A) the actual amount of the management fees incurred under the Property Management Agreements; and (B) three percent (3%) of the sum of the Gross Operating Income being used for the calculation of Testing NOI; and (ii) an imputed capital expenditure reserve equal to the sum of: (A) (1) the number of rentable square feet in all of the Borrowing Base Properties consisting of office, retail and industrial premises; multiplied by (2)(aa) twenty cents ($0.20) per annum per square foot for office and retail property; and (bb) ten cents ($0.10) per annum per square foot for industrial property; plus (B)(1) Two Hundred Fifty Dollars ($250); multiplied by (2) the number of apartment units in Borrowing Base Properties consisting of multi-family residential premises.

“Testing Recovery Income” means, as of any determination date, an amount equal to any and all expense reimbursements from tenants in Qualifying Leases, for the immediately prior four (4) calendar quarters ending on the determination date, as set forth in the certified operating statements provided by Borrower to Administrative Agent pursuant to Section 9.1(k), which amount shall be normalized and annualized in a manner reasonably acceptable to Administrative Agent. Notwithstanding the foregoing, if a tenant under a Qualifying Lease is in occupancy of its leased premises for less than the prior four (4) calendar quarters ending on the determination date, Testing Recovery Income for such tenant shall be annualized as if paid for the prior four (4) calendar quarters based on the period for which such tenant was in occupancy.

(b)Section 1.1 of the Loan Agreement is hereby amended to insert the following as new defined terms, where alphabetically appropriate:

“Borrowing Base Value Trigger Date” means the earlier of: (a) December 27, 2025; and (b) the Property Release of both of the Properties owned by RPT Palmetto Lakes, LLC and RPT Hialeah II, LLC.

“Liquidity” means an amount equal to the sum of cash and cash equivalents.

“Loudoun Borrowing Base Value” means: (a) after the Borrower Base Value Trigger Date but prior to June 1, 2026, $12,512,500; (b) thereafter until July 31, 2027, an amount equal to $12,512,500 as reduced on the first day of every calendar month from and after June 1, 2026 by the applicable Loudoun Reduction Amount for such month; and (c) from and after August 1, 2027, $0. Notwithstanding that the Borrowing Base is determined on a quarterly basis, the Borrower Base shall at all times take into account, and be reduced by, the foregoing monthly reduction in the Loudoun Borrowing Base Value, to the extent applicable.

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“Loudoun PSA” means that certain Purchase and Sale Agreement by and between RPT Loudoun Gateway I, LLC, as seller, and Loudoun Gateway LLC, as purchaser, dated June 27, 2025 regarding the property located at 45245 Business Court, Sterling, Virginia.

“Loudoun Reduction Amount” means: (a) if the Loudoun PSA has terminated as of the date of determination of the Loudoun Borrowing Base Value, $1,000,000; and (b) otherwise, $500,000.

“Minimum Liquidity Amount” means an amount equal to One Million Dollars ($1,000,000).

“Testing Debt Service Coverage Ratio” means, as of the date of determination, the ratio of (a) Testing NOI to (b) the annual debt service payable on a hypothetical loan with a principal amount equal to the aggregate outstanding principal balance under the Revolving Commitments as of such determination date multiplied by the greatest of: (i) seven and ninety-two hundredths percent (7.92%); (ii) a debt constant based on the then-current effective rate of interest on the Loan and a thirty (30)-year amortization schedule; and (iii) a debt constant based on the then-current 10-year Treasury Note, plus one and one half percent (1.50%) and a thirty (30)-year amortization schedule.

“Testing DSCR Hurdle” means 1.20:1.00.

(c)The definition of “Maximum Revolving Commitment” in Section 1.1 of the Loan Agreement, and Section 2.1(d) of the Loan Agreement are each hereby amended to delete each reference therein to “$120,000,000” and to replace each such reference with “$105,000,000”.

(d)The definition of “Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended to delete the last sentence thereof.

4.2Maximum Revolving Commitment.

(a)Section 2.17 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.17    INTENTIONALLY OMITTED.”

(b)For the avoidance of doubt, from and after the Effective Date, Borrower shall have no options to increase the amount of Revolving Commitments.

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4.3Release of Properties; Borrowing Base Requirements.

(a)Notwithstanding any provision Section 2.19 of the Loan Agreement or any other provision of the Loan Documents to the contrary, in no event shall the Commerce Center Property be eligible for a Property Release until the Loan is repaid in full and all Commitments have been terminated.

(b)Notwithstanding any provisions of the Loan Documents to the contrary, but subject to the foregoing clause (a) and the following clause (c), all references to the following requirements for Borrowing Base Properties (in connection with additions, releases, or otherwise), are hereby deleted in their entirety:

(i)any requirement for a minimum number of Borrowing Base Properties, and all references to the term “Minimum Number of Borrowing Base Properties”;

(ii)any restriction on the maximum extent to which the Borrowing Base Value of any one Property can contribute to the Borrowing Base;

(iii)any restriction on the maximum extent to which the Borrowing Base Properties in the same Metropolitan Statistical Area can contribute to the Borrowing Base; and

(iv)any restriction on the maximum extent to which the rent payable under Tenant Leases with any individual tenant or group of Affiliated tenants can contribute to the aggregate rent payable under all of the Tenant Leases in all of the Borrowing Base Properties

(v)any restriction on the maximum extent to which Office Properties can contribute to the Borrowing Base.

(c)For the avoidance of doubt: (i) each Property Release shall continue to require the prior written approval of Administrative Agent and the Requisite Lenders in their sole discretion if, after giving effect to such Property Release, the number of Borrowing Base Properties would be five (5) or less; (ii) it shall continue to be a requirement for any Property to be an Eligible Property that it is not an Office Property (except for the Existing Office Property until released from the

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applicable Security Deed in accordance with the terms of the Loan Agreement); and (iii) none of the foregoing shall be deemed to limit any right of Administrative Agent or Lenders to approve any Leases in accordance with the terms of the Loan Agreement.

4.4Commerce Center Property; Commitments. As of the Effective Date, Completion of the Project at the Commerce Center Property has occurred. Accordingly, the Commerce Center Property shall be included for purposes of calculating the Borrowing Base, and revenue from the Commerce Center Property will be included for Testing Gross Revenue and Testing NOI in accordance with Section 2.18(d) of the Loan Agreement, assuming in each case it otherwise satisfies the applicable requirements set forth in the Loan Agreement. Additionally, notwithstanding anything to the contrary contained in the Loan Agreement, as of the Effective Date, all outstanding Construction Commitments have been converted into Revolving Commitments and no additional Construction Advances will be made. Therefore, as of the Effective Date, after giving effect to all of the foregoing: (a) all references in the Loan Documents to a maximum aggregate Commitment of $120,000,000 shall be reduced to a maximum aggregate Commitment of $105,000,000; (b) all references in the Loan Documents to a maximum aggregate Revolving Commitment of $75,600,000 shall be increased to a maximum aggregate Revolving Commitment of $105,000,000; (c) all references in the Loan Documents to a maximum aggregate Construction Commitment of $44,400,000 shall be reduced to a maximum aggregate Construction Commitment of $0; and (d) the outstanding amount of Revolving Commitments is $93,413,867.84. Schedule 1.1 of the Loan Agreement is hereby replaced in its entirety with Schedule 1.1 attached hereto.

4.5Guarantor Financial Covenants.

(a)Section 9.1(u) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(u)    Guarantor Financial Covenants. Borrower shall cause Guarantor to maintain at all times (y) Tangible Net Worth of not less than the Minimum Tangible Net Worth Amount, and (z) Liquidity of not less than the Minimum Liquidity Amount.”

(b)Clause (x) of Section 9.1(k)(vi)(x) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(x) Guarantor’s Tangible Net Worth, the aggregate amount of Net Proceeds

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from Equity Issuances received by Guarantor since June 30, 2025, and Guarantor’s Liquidity,”

4.6Significant Properties. Without limiting any of the restrictions set forth in Section 4.3 above, during the time period that the obligations of Section 1 of the Limited Guaranty are in force or effect (the “Repayment Guaranty”), Guarantor shall not be permitted to sell, transfer, encumber or finance its direct or indirect ownership interests in any of the properties listed on Exhibit A attached hereto (the “Significant Properties”), regardless of whether any such Significant Property is security for the Loan; provided, however, that Guarantor may permit the refinance of any debt encumbering any such Significant Property as of the date hereof so long as such Significant Property is not security for the Loan, and so long as the amount of such refinance is limited to the greater of (a) the outstanding principal balance of such current debt as set forth in Guarantor’s June 30, 2025 financial statements, or (b) an amount that results in the equity (i.e., the difference between: (i) the value of such Significant Property as determined pursuant to clauses (i) and (ii) of the definition of Tangible Net Worth; and (ii) the amount of debt to be financed by such lender) in such Significant Property remaining the same as it was as set forth in Guarantor’s June 30, 2025 financial statements. Any violation of this Section 4.6 shall constitute an immediate Event of Default. Upon the termination of the Repayment Guaranty, the obligations of Guarantor pursuant to this Section 4.6 shall automatically terminate and be of no further force or effect.

4.7Loudoun PSA. In the event the Loudoun PSA is terminated for any reason prior to a closing of the sale as described therein, Borrower shall promptly provide Administrative Agent with written notice of same, but in any event no later than thirty (30) days thereafter.

5.INTENTIONALLY OMITTED.

6.HAZARDOUS MATERIALS. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (ii) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”.

7.WAIVERS. In further consideration of Administrative Agent and Lenders entering into this Agreement, Borrowers waive, with respect to the Loan any and all rights to which such Borrower is or may be entitled pursuant to any antideficiency or similar laws which limit, qualify or reduce Borrowers’ obligations under the Loan Documents.

8.WAIVER OF MARSHALLING RIGHTS. Borrowers waive all rights to have all or part of any Property covered by a Security Instrument marshalled upon any foreclosure of such Security

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Instrument. Administrative Agent shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of any real property of each or any of said deeds of trust, deeds to secure debt or mortgages, or any part thereof, as a whole or in separate parcels, in any order that Administrative Agent may designate. Borrowers make this waiver for itself, and for all persons and entities claiming through or under Borrowers, and for persons and entities who may acquire a lien on all or any part of the real property described in either of said deeds of trust, deeds to secure debt or mortgages, or on any interest therein.

9.NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Administrative Agent, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

10.MISCELLANEOUS PROVISIONS.

10.1No Waiver. No previous waiver and no failure or delay by Administrative Agent or Lenders in acting with respect to the terms of the Note or this Agreement shall constitute a waiver of any breach, default, or failure of condition under the Note, this Agreement or the obligations secured thereby. A waiver of any term of the Note, this Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

10.2Severability. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lenders’ obligations to make advances under the Loan Documents shall not be enforceable by Borrowers.

10.3Time. Time is of the essence of each and every term herein.

10.4Governing Law and Consent to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrowers and all persons and entities in any manner

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obligated to Administrative Agent and/or Lenders under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

10.5Joint and Several Liability. The liability of each Borrower under any of the Loan Documents shall be joint and several with each other Borrower and the liability of each Guarantor under any of the Loan Documents shall be joint and several with each other Guarantor.

10.6Headings. All article, section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

10.7Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

10.8Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Loan Agreement.

10.9Rules of Construction. The word “Borrowers” as used herein shall include both the named Borrowers and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Agreement is executed by more than one person, the term “Borrowers” shall include all such persons. The words “Administrative Agent” as used herein shall include Administrative Agent, its successors, assigns and affiliates. The word “Lenders” as used herein shall include each Lender, its successors, assigns and affiliates.

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10.10Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

10.11Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto, if any, are incorporated into this Agreement by such attachment for all purposes.

10.12Inconsistencies. In the event of any inconsistencies between the terms of this Agreement and the terms of any of the other Loan Documents, the terms of this Agreement shall prevail.

10.13Integration; Interpretation. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing.

[Signature Appears on Following Page]

    IN WITNESS WHEREOF, Administrate Agent, Borrower and Lenders have caused this Agreement to be duly executed and delivered as of the date first above written.

“ADMINISTRATIVE AGENT”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Jason Radel
Name:    Jason Radel
Title:    Executive Director

[Signatures Continue on Following Page]

Signature Page to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

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“LENDER”

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jason Radel
Name:    Jason Radel
Title:    Executive Director

[Signatures Continue on Following Page]

Signature Page to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

“LENDER”

CIBC INC., a Delaware corporation,
as a Lender

By:    /s/ Jeremy Caruthers
Name:    Jeremy Caruthers
Title:    Managing Director

Signature Page to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

“BORROWERS”

RPT PALMETTO LAKES, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT 1109 COMMERCE BOULEVARD, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT HIALEAH II, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

Signature Page to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

GUARANTOR CONSENT

As of the date first set forth above, the undersigned (“Guarantor”) consents to the foregoing Fifth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents (the “Modification Agreement”) and the transactions contemplated thereby, and reaffirms its obligations under that certain Amended and Restated Guaranty Agreement, dated as of the date of the Modification Agreement (as the same may be amended, modified, supplemented or replaced from time to time, the “Guaranty”). Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Guaranty. All of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Modification Agreement, subject to the limitations on liability set forth in the Guaranty.

Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrower’s obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Signature Page to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

Agreed and Acknowledged:

“GUARANTOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Chief Executive Officer, President

Guarantor Consent to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Loan No. 1013159

HAZARDOUS INDEMNITOR CONSENT

As of the date first set forth above, the undersigned (“Indemnitor”) consents to the foregoing Fifth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents (the “Modification Agreement”) and the transactions contemplated thereby, and reaffirms its obligations under that certain Hazardous Materials Indemnity Agreement, dated as of March 6, 2015 (as the same may be amended, modified, supplemented or replaced from time to time, the “Indemnity”). Indemnitor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Indemnified Parties with respect to the Indemnity. All of the terms, conditions and covenants in the Indemnity remain unaltered and in full force and effect and are hereby ratified and confirmed.

Indemnitor reaffirms that its obligations under the Indemnity are separate and distinct from Borrower’s obligations, and reaffirms its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations.

[Signature Appears on Following Page]

Hazardous Indemnitor Consent to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents

Loan No. 1013159

Agreed and Acknowledged:

“INDEMNITOR”

RREEF PROPERTY TRUST, INC.,
a Maryland corporation

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Chief Executive Officer, President

[Signatures Continue on Following Page]

Hazardous Indemnitor Consent to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents

Loan No. 1013159

RPT PALMETTO LAKES, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT 1109 COMMERCE BOULEVARD, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT HIALEAH II, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT LOUDOUN GATEWAY I, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

RPT TERRA NOVA PLAZA, LLC,
a Delaware limited liability company

By:    /s/ Anne-Marie Vandenberg
Name:    Anne-Marie Vandenberg
Title:    Authorized Signatory

By:    /s/ James Toney
Name:    James Toney
Title:    Authorized Signatory

Hazardous Indemnitor Consent to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement and Omnibus Amendment to Loan Documents

Schedule 1.1 – Pro Rata Shares

Lender	Revolving Commitment	Construction Commitment	Pro Rata Share
WELLS FARGO BANK, NATIONAL ASSOCIATION	$74,375,000.00	$0	70.83333333333330%
CIBC INC.	$30,625,000.00	$0	29.16666666666670%
TOTALS	$105,000,000.00	$0	100%

Schedule 1.1
to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents

Exhibit A – Significant Properties

1.The Commerce Center Property
2.The property commonly known as The Glenn, a 306 unit multifamily project located in Centennial, CO.
3.The property commonly known as Seattle East Industrial, a 210,321 square foot industrial project located in Redmond, WA.
4.The property commonly known as Providence Square, a 222,805 square foot retail project located in Marietta, GA.
5.The property commonly known as The Flats at Carrs Hill, a 316 bed student housing project located in Athens, GA

Exhibit A
to Fifth Amendment to Second Amended and Restated Revolving Loan Agreement
and Omnibus Amendment to Loan Documents